[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
November 30, 2002

MuniAssets
Fund, Inc.

www.mlim.ml.com

                             MuniAssets Fund, Inc.

Managed
Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The
Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

                                        MuniAssets Fund, Inc., November 30, 2002

DEAR SHAREHOLDER

For the six months ended November 30, 2002, MuniAssets Fund, Inc. earned $.389 per share income dividends, which included earned and unpaid dividends of $.065. This represents a net annualized yield of 6.52%, based on a period-end net asset value of $11.92 per share. Over the same period, the Fund's total investment return was -1.87%, based on a change in per share net asset value from $12.55 to $11.92, and assuming reinvestment of $.389 per share income dividends.

The Municipal Market Environment

During the six-month period ended November 30, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had fallen to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth seen earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields had fallen to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 (S&P 500) Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric, International Business Machines and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. Fixed income bond yields remained under pressure in November as U.S. equity markets continued to strengthen. During November, the S&P 500 Index rose an additional 5.5%. Equity prices were supported by signs of further U.S. economic recovery, especially improving labor market activity. By the end of November, third quarter U.S. GDP growth was initially estimated at 4%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points to 1.25%, their lowest level since the 1960s. Recent action by the Federal Reserve Board was largely viewed as being taken to bolster the incipient U.S. economic recovery. While long-term U.S. Treasury bond yields rose nearly 40 basis points in October and November, during the past six months U.S. Treasury bond yields declined almost 60 basis points to 5.04%.

For the six-month period ended November 30, 2002, municipal bond prices also generally rose. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased in recent months allowing tax-exempt bond prices to rise. By the end of November 2002, long-term municipal revenue bond yields stood at 5.28%, a decline of almost 25 basis points during the past six months.

Investor demand remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at nearly $16 billion, up nearly 40% compared to the same period in 2001. Additionally, investors received from June to August approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board rate reductions, short-term municipal rates have declined to the 1% - 1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rates levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of more than 40% compared to the same period in 2001. More than $100 billion in long-term tax-exempt securities was underwritten during the November quarter of 2002 compared to the November quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their present historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the ongoing military response to worldwide terrorism helped reduce a once-sizeable Federal surplus to a material deficit. Further anticipated military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained well contained, suggesting that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S.


                                     2 & 3

                                        MuniAssets Fund, Inc., November 30, 2002

economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.

Portfolio Strategy

During the six-month period ended November 30, 2002, the high-yield tax-exempt market came under renewed pressure as valuations remained heavily influenced by developments in the taxable corporate high-yield market. Late last summer, weaker equity markets contributed to a widening of credit spreads amid mounting investor concerns about corporate profits and the reliability of company financial statements. Portfolio investments in tax-exempt corporate-backed debt were similarly affected. Airline obligations were particularly hard hit after the sector rally earlier in 2002 proved to be short-lived. These and other economically cyclical holdings contributed to the lackluster performance during the period as high-yield fixed income markets, beset by declining liquidity and credit quality, did not participate in the rally enjoyed by both the Treasury and high grade municipal markets. Fortunately, the environment has improved substantially in recent weeks as equity markets rebounded, contributing to a sharp recovery in credit spreads. Investors, perhaps more optimistic about prospects for economic recovery, have exhibited a heightened level of risk tolerance.

Factors that had a positive effect on the Fund included concentrations in health care and tax-backed residential sectors. These sectors were largely immune to the pressures affecting corporate debt and, in fact, exhibited a tendency to rise in value relative to widely watched market benchmarks. While reasons for this strong performance vary, there is little doubt that widely publicized reports of corporate malfeasance influenced investors' preferences when making investment decisions. As a consequence, demand for high-yield municipal bonds shifted away from corporate-related debt to other sectors unaffected by these reports. Many of the portfolio's purchases during the period occurred within these sectors, which should help to mute some of the volatility associated with corporate issuance. Nevertheless, the Fund remains positioned to benefit from an improving economic environment. Corporate-related debt still constitutes a significant concentration within the portfolio and, given the cyclical nature of many of these holdings, the expected contraction in credit spreads is likely to provide a material and beneficial effect on fund performance.

In Conclusion

We appreciate your investment in MuniAssets Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

December 30, 2002

PROXY RESULTS

During the six-month period ended November 30, 2002, MuniAssets Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at the shareholders' meeting on August 22, 2002. The description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------
                                                                        Shares Voted   Shares Withheld
                                                                             For         From Voting
------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:

                                    Class I:    James H. Bodurtha        18,833,584        766,376
                                    Class II:   Terry K. Glenn           18,835,945        764,015
                                                Herbert I. London        18,829,686        770,274
                                                Andre F. Perold          18,832,713        767,247
                                    Class III:  Roberta Cooper Ramo      18,832,602        767,358
------------------------------------------------------------------------------------------------------

QUALITY PROFILE

The quality ratings of securities in the Fund as of November 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................                   2.8%
A/A .....................................................                   4.6
BBB/Baa .................................................                  18.8
BB/Ba ...................................................                  15.6
B/B .....................................................                  10.2
CCC/Caa .................................................                   1.2
CC/Ca ...................................................                   0.3
NR (Not Rated) ..........................................                  46.5
--------------------------------------------------------------------------------


                                     4 & 5

                                        MuniAssets Fund, Inc., November 30, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P    Moody's    Face
STATE                  Ratings  Ratings   Amount    Municipal Bonds                                                           Value
------------------------------------------------------------------------------------------------------------------------------------
Alabama--1.0%          B        NR*      $ 2,420    Brewton, Alabama, IDB, PCR, Refunding (Container Corporation
                                                    of America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009          $  2,485
------------------------------------------------------------------------------------------------------------------------------------
Alaska--0.7%           NR*      NR*        1,540    Alaska Industrial Development and Export Authority Revenue Bonds
                                                    (Williams Lynxs Alaska Cargoport), AMT, 7.80% due 5/01/2014                1,589
------------------------------------------------------------------------------------------------------------------------------------
Arizona--6.8%          B+       Ba3          625    Apache County, Arizona, IDA, PCR, Refunding (Tucson Electric Power
                                                    Co. Project), Series B, 5.875% due 3/01/2033                                 562
                                                    Coconino County, Arizona, Pollution Control Corporation, Revenue
                                                    Refunding Bonds (Tucson Electric Power Navajo):
                       B+       Ba3        3,000      AMT, Series A, 7.125% due 10/01/2032                                     3,062
                       B+       Ba3        2,500      Series B, 7% due 10/01/2032                                              2,569
                       BBB      Baa2       2,045    Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds
                                                    (Catholic Healthcare West Project), Series A, 5% due 7/01/2021             1,779
                       NR*      NR*        2,385    Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun King
                                                    Apartments Project), Sub-Series C, 9.50% due 11/01/2031                    2,422
                       NR*      Caa2       7,600    Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                    (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023             2,746
                       B+       Ba3        1,815    Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson
                                                    Electric Power Company Project), Series C, 6% due 9/01/2029                1,681
                       NR*      NR*        1,625    Show Low, Arizona, Improvement District No. 5, Special Assessment
                                                    Bonds, 6.375% due 1/01/2015                                                1,705
------------------------------------------------------------------------------------------------------------------------------------
California--0.8%       NR*      NR*        1,780    Pleasanton, California, Joint Powers Financing Authority, Revenue
                                                    Refunding Bonds, Reassessment, Sub-Series B, 6.60% due 9/02/2008           1,848
------------------------------------------------------------------------------------------------------------------------------------
Colorado--7.9%         AAA      NR*        2,000    Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                    Series D, 7.75% due 11/15/2013 (a)                                         2,489
                       NR*      Baa2       3,000    Denver, Colorado, Urban Renewal Authority, Tax Increment and
                                                    Allocation Bonds, AMT, 7.75% due 9/01/2017                                 3,202
                       NR*      Baa2       2,500    Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                                    Bonds (Pavilions), AMT, 7.75% due 9/01/2016                                2,669
                                                    Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                                    Improvement Fee):
                       NR*      NR*        1,890      Series A, 7.10% due 9/01/2014                                            1,911
                       NR*      NR*        2,095      Series A, 7.30% due 9/01/2022                                            2,118
                       NR*      NR*        1,000      Series B, 7% due 9/01/2031                                               1,015
                       NR*      NR*        2,360    Lincoln Park, Colorado, Metropolitan District, GO, Refunding, 7.75%
                                                    due 12/01/2026                                                             2,425
                       NR*      NR*        1,760    North Range, Colorado, Metropolitan District Number 1, GO, 7.25%
                                                    due 12/15/2031                                                             1,754
                       BB+      Ba1        1,635    Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds,
                                                    First Tier, Sub-Series D, 7.125% due 6/15/2041                             1,692
------------------------------------------------------------------------------------------------------------------------------------
Connecticut--2.6%      NR*      NR*        3,490    Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC
                                                    Project), AMT, 8% due 4/01/2030                                            3,545
                       NR*      B1         2,615    New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                                    Corporation Project), 9.25% due 5/01/2017                                  2,667
------------------------------------------------------------------------------------------------------------------------------------
Florida--6.7%          NR*      NR*          870    Arbor Greene Community Development District, Florida, Special
                                                    Assessment Revenue Bonds, 7.60% due 5/01/2018                                917
                       NR*      NR*        1,860    Bonnet Creek Resort, Florida, Community Development District, Special
                                                    Assessment Revenue Bonds, 7.50% due 5/01/2034                              1,886
                       NR*      NR*        2,380    Capital Projects Finance Authority, Florida, Continuing Care
                                                    Retirement Revenue Bonds (Glenridge on Palmer Ranch), Series A, 8%
                                                    due 6/01/2032                                                              2,267
                       NR*      NR*          900    Grand Haven Community Development District, Florida, Special
                                                    Assessment Bonds, Series B, 6.90% due 5/01/2019                              914
                       NR*      NR*          500    Harbor Bay, Florida, Community Development District, Capital
                                                    Improvement Special Assessment Revenue Bonds, Series A, 7% due
                                                    5/01/2033                                                                    511
                       NR*      NR*        2,000    Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                                    (National Gypsum), AMT, Series A, 7.125% due 4/01/2030                     1,961
                       NR*      NR*        2,350    Orlando, Florida, Urban Community Development District, Capital
                                                    Improvement Special Assessment Bonds, Series A, 6.95% due 5/01/2033        2,381
                       NR*      NR*        5,665    Parkway Center, Florida, Community Development District, Special
                                                    Assessment Refunding Bonds, Series B, 8% due 5/01/2010                     4,360
                       NR*      NR*        1,000    Waterchase, Florida, Community Development District, Capital
                                                    Improvement Revenue Bonds, Series A, 6.70% due 5/01/2032                   1,007
------------------------------------------------------------------------------------------------------------------------------------
Georgia--1.3%          NR*      NR*        3,000    Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                                    Project), 7.90% due 12/01/2024                                             3,066
------------------------------------------------------------------------------------------------------------------------------------
Idaho--0.4%            NR*      NR*        1,000    Idaho Health Facilities Authority, Revenue Refunding Bonds (Valley
                                                    Vista Care Corporation), Series A, 7.75% due 11/15/2016                    1,017
------------------------------------------------------------------------------------------------------------------------------------
Illinois--5.6%         NR*      Ca         1,500    Chicago, Illinois, O'Hare International Airport, Special Facility
                                                    Revenue Bonds (United Airlines Project), AMT, Series A-2, 6.375% due
                                                    11/01/2035                                                                   285
                       BB-      B2         4,000    Chicago, Illinois, O'Hare International Airport, Special Facility
                                                    Revenue Refunding Bonds (American Airlines Inc. Project), 8.20% due
                                                    12/01/2024                                                                 1,680
                                                    Illinois Development Finance Authority Revenue Bonds (Primary Health
                                                    Care Centers Facilities Acquisition Program):
                       NR*      NR*        1,255      7.50% due 12/01/2006                                                     1,326
                       NR*      NR*        3,195      7.75% due 12/01/2016                                                     3,478
                       NR*      NR*        2,000    Illinois Educational Facilities Authority, Revenue Refunding Bonds
                                                    (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (c)              2,097
                                                    Illinois Health Facilities Authority Revenue Bonds:
                       BBB+     NR*        1,000      (Community Hospital of Ottawa Project), 6.75% due 8/15/2014              1,036
                       BBB+     NR*        2,000      (Community Hospital of Ottawa Project), 6.85% due 8/15/2024              2,037
                       NR*      Ba3        2,150      (Holy Cross Hospital Project), 6.70% due 3/01/2014                       1,644
------------------------------------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
EDA   Economic Development Authority
GO    General Obligation Bonds
IDA   Industrial Development Authority
IDB   Industrial Development Board
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds


                                     6 & 7

                                        MuniAssets Fund, Inc., November 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's    Face
STATE                  Ratings  Ratings   Amount    Municipal Bonds                                                           Value
------------------------------------------------------------------------------------------------------------------------------------
Indiana--0.8%          NR*      NR*      $ 2,000    Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club
                                                    Project), Series B, 7.50% due 10/01/2029                                $  1,930
------------------------------------------------------------------------------------------------------------------------------------
Iowa--1.1%             NR*      NR*        2,300    Iowa Finance Authority, Health Care Facilities, Revenue Refunding
                                                    Bonds (Care Initiatives Project), 9.25% due 7/01/2025                      2,720
------------------------------------------------------------------------------------------------------------------------------------
Kentucky--0.9%         NR*      NR*        2,850    Kenton County, Kentucky, Airport Board, Special Facilities Revenue
                                                    Bonds (Mesaba Aviation Inc. Project), AMT, Series A, 6.70% due
                                                    7/01/2029                                                                  2,244
------------------------------------------------------------------------------------------------------------------------------------
Louisiana--3.1%        BB-      NR*        7,500    Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                    Company Project), 7.50% due 7/01/2013                                      7,619
------------------------------------------------------------------------------------------------------------------------------------
Maryland--1.9%         NR*      NR*        1,930    Maryland State Economic Development Corporation, Revenue Refunding
                                                    Bonds (Baltimore Association for Retarded Citizens--Health and Mental
                                                    Hygiene Program), Series A, 7.75% due 3/01/2025                            1,999
                       NR*      NR*        2,500    Maryland State Energy Financing Administration, Limited Obligation
                                                    Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due
                                                    9/01/2019                                                                  2,511
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts--3.9%    BB+      NR*        1,680    Massachusetts State Development Finance Agency, Revenue Refunding
                                                    Bonds (Eastern Nazarine College), 5.625% due 4/01/2029                     1,278
                       NR*      Ca         1,892    Massachusetts State Health and Educational Facilities Authority
                                                    Revenue Bonds (New England Memorial Hospital Project), Series C, 7%
                                                    due 4/01/2014 (b)                                                            151
                                                    Massachusetts State Health and Educational Facilities Authority,
                                                    Revenue Refunding Bonds:
                       NR*      Ba2        2,220      (Bay Cove Human Services Issue), Series A, 5.90% due 4/01/2028           1,913
                       NR*      Ca         2,273      (New England Memorial Hospital), Series B, 6.125% due 7/01/2013 (b)        182
                                                    Massachusetts State Industrial Finance Agency, Resource Recovery
                                                    Revenue Refunding Bonds (Ogden Haverhill Project), AMT, Series A:
                       BBB      NR*        1,000      5.45% due 12/01/2012                                                       907
                       BBB      NR*        1,000      5.60% due 12/01/2019                                                       871
                       NR*      Aaa        3,845    Massachusetts State Industrial Finance Agency, Revenue Refunding
                                                    Bonds (Bay Cove Human Services Inc.), 8.375% due 4/01/2004 (c)             4,166
------------------------------------------------------------------------------------------------------------------------------------
Michigan--0.4%         BBB-     Baa3       1,000    Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                                    (Detroit Medical Center Obligation Group), Series A, 6.50% due
                                                    8/15/2018                                                                  1,001
------------------------------------------------------------------------------------------------------------------------------------
Missouri--0.7%                                      Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                                    Bonds (Gravois Bluffs):
                       NR*      NR*          755      6.75% due 10/01/2015                                                       775
                       NR*      NR*        1,000      7% due 10/01/2021                                                        1,048
------------------------------------------------------------------------------------------------------------------------------------
Nevada--0.9%           BBB      Baa2       2,500    Henderson, Nevada, Health Care Facility Revenue Bonds (Catholic
                                                    Healthcare West--Saint Rose Dominican Hospital), 5.375% due 7/01/2026      2,183
------------------------------------------------------------------------------------------------------------------------------------
New Jersey--13.1%                                   Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                                    (Holt Hauling & Warehousing), AMT, Series A (b):
                       NR*      NR*        5,600      9.625% due 1/01/2011                                                     1,659
                       NR*      NR*        5,800      9.875% due 1/01/2021                                                     1,718
                       CCC      B2         1,395    Camden County, New Jersey, Pollution Control Financing Authority,
                                                    Solid Waste Resource Recovery Revenue Bonds, Series D, 7.25% due
                                                    12/01/2010                                                                 1,378
                                                    Camden County, New Jersey, Pollution Control Financing Authority,
                                                    Solid Waste Resource Recovery Revenue Refunding Bonds, AMT:
                       CCC      B2         9,000      Series A, 7.50% due 12/01/2010                                           8,890
                       CCC      B2         1,490      Series B, 7.50% due 12/01/2009                                           1,472
                       NR*      NR*          500    New Jersey EDA, First Mortgage Revenue Bonds (The Presbyterian Home),
                                                    Series A, 6.25% due 11/01/2020                                               500
                       NR*      Ba3        2,500    New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7%
                                                    due 10/01/2014                                                             2,472
                                                    New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                       NR*      NR*        1,665      (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2021                1,660
                       NR*      NR*        5,800      (Seabrook Village Inc.), 8.125% due 11/15/2023                           6,082
                       B+       B3         2,000    New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines
                                                    Inc. Project), AMT, 6.25% due 9/15/2019                                    1,296
                       BBB-     Baa3       1,500    New Jersey Health Care Facilities Financing Authority, Revenue
                                                    Refunding Bonds (Trinitas Hospital Obligation Group), 7.40% due
                                                    7/01/2020                                                                  1,637
                       A        A1         3,115    Tobacco Settlement Financing Corporation, New Jersey, Asset-Backed
                                                    Revenue Refunding Bonds, 6.125% due 6/01/2042                              2,971
------------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.4%       B+       Ba3        1,000    Farmington, New Mexico, PCR, Refunding (Tucson Electric Power
                                                    Co.--San Juan Project), Series A, 6.95% due 10/01/2020                     1,032
------------------------------------------------------------------------------------------------------------------------------------
New York--1.3%         NR*      NR*          510    New York City, New York, City IDA, Civic Facility Revenue Bonds,
                                                    Series C, 6.80% due 6/01/2028                                                516
                       BBB-     Ba2        2,400    New York City, New York, City IDA, Special Facility Revenue Bonds
                                                    (British Airways PLC Project), AMT, 7.625% due 12/01/2032                  1,938
                       BB       Ba1          700    Utica, New York, GO, Public Improvement, 9.25% due 8/15/2003                 719
------------------------------------------------------------------------------------------------------------------------------------
North Carolina--1.1%   NR*      NR*        2,400    North Carolina Medical Care Commission, Health Care Facilities, First
                                                    Mortgage Revenue Refunding Bonds (Presbyterian Homes Project), 7% due
                                                    10/01/2031                                                                 2,551
------------------------------------------------------------------------------------------------------------------------------------
Ohio--0.8%             B+       B3         3,365    Cleveland, Ohio, Airport Special, Revenue Refunding Bonds
                                                    (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019             1,890
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma--0.2%         BB-      B2           580    Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding Bonds
                                                    (AMR), AMT, Series A, 5.80% due 6/01/2035                                    441
------------------------------------------------------------------------------------------------------------------------------------
Oregon--2.4%                                        Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds
                                                    (Wauna Cogeneration Project):
                       NR*      NR*        1,000      AMT, Series B, 7.40% due 1/01/2016                                       1,022
                       NR*      NR*          700      Series A, 7.125% due 1/01/2021                                             701
                       B        NR*        3,955    Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint Corporation
                                                    Project), 8% due 12/01/2003                                                4,050
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--8.2%     NR*      Ba2        2,250    Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                                    Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023            2,072
                       NR*      NR*        3,250    Pennsylvania Economic Development Financing Authority, Exempt
                                                    Facilities Revenue Bonds (National Gypsum Company), AMT, Series A,
                                                    6.25% due 11/01/2027                                                       2,864
                       NR*      Ba1        2,270    Philadelphia, Pennsylvania, Authority for IDR (Air Cargo), AMT,
                                                    Series A, 7.50% due 1/01/2025                                              2,200
                       NR*      NR*        8,000    Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                                    Development, AMT, 7.75% due 12/01/2017                                     8,207
                       NR*      NR*        5,050    Philadelphia, Pennsylvania, Authority for Industrial Development,
                                                    Health Care Facility Revenue Refunding Bonds (Paul's Run), Series A,
                                                    5.875% due 5/15/2028                                                       4,550
------------------------------------------------------------------------------------------------------------------------------------


                                     8 & 9

                                        MuniAssets Fund, Inc., November 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P    Moody's    Face
STATE                  Ratings  Ratings   Amount    Municipal Bonds                                                           Value
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island--0.5%     BBB      Baa2     $ 1,170    Rhode Island State Health and Educational Building Corporation,
                                                    Hospital Financing Revenue Bonds (Lifespan Obligation Group), 6.50%
                                                    due 8/15/2032                                                           $  1,188
------------------------------------------------------------------------------------------------------------------------------------
South Carolina--2.0%   BBB      NR*        3,500    South Carolina Jobs, EDA, Economic Development Revenue Bonds
                                                    (Westminster Presbyterian Center), 7.75% due 11/15/2030                    3,864
                       BBB-     NR*        1,000    South Carolina Jobs, EDA, Revenue Bonds (Myrtle Beach Convention
                                                    Center), Series A, 6.625% due 4/01/2036                                    1,000
------------------------------------------------------------------------------------------------------------------------------------
Tennessee--0.5%        BBB-     Ba1        1,160    McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                                    Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                    1,141
------------------------------------------------------------------------------------------------------------------------------------
Texas--5.6%            BBB-     Baa3       1,000    Austin, Texas, Convention Center Revenue Bonds (Convention
                                                    Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028               1,020
                       BBB      Baa2       4,080    Brazos River Authority, Texas, PCR, Refunding (Utilities Electric
                                                    Company), AMT, Series B, 5.05% due 6/01/2030                               3,815
                       A        A3         2,900    Brazos River, Texas, Harbor Navigation District, Brazoria County
                                                    Environmental Revenue Refunding Bonds (Dow Chemical Company Project),
                                                    AMT, Series A-7, 6.625% due 5/15/2033                                      2,989
                       NR*      Baa2       1,295    Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds (Citgo
                                                    Petroleum Corporation Project), AMT, 7.50% due 5/01/2025                   1,273
                       A-       Baa1       3,300    Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                    Semiconductor), AMT, 6.375% due 4/01/2027                                  3,366
                       BBB      Baa2       1,225    Sabine River Authority, Texas, PCR, Refunding (TXU Electric Company
                                                    Project), Series C, 4% due 5/01/2028                                       1,204
------------------------------------------------------------------------------------------------------------------------------------
Utah--0.7%             NR*      NR*        1,660    Carbon County, Utah, Solid Waste Disposal, Revenue Refunding Bonds
                                                    (Laidlaw Environmental), AMT, Series A, 7.45% due 7/01/2017                1,634
                       NR*      NR*        3,200    Tooele County, Utah, PCR, Refunding (Laidlaw Environmental), AMT,
                                                    Series A, 7.55% due 7/01/2027 (b)                                              0
------------------------------------------------------------------------------------------------------------------------------------
Vermont--1.9%          NR*      NR*        4,285    Vermont Educational and Health Buildings Financing Agency, Revenue
                                                    Refunding Bonds (College of Saint Joseph Project), 8.50% due
                                                    11/01/2024                                                                 4,594
------------------------------------------------------------------------------------------------------------------------------------
Virginia--6.3%         NR*      NR*        1,500    Dulles Town Center, Virginia, Community Development Authority,
                                                    Special Assessment Tax (Dulles Town Center Project), 6.25% due
                                                    3/01/2026                                                                  1,508
                                                    Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                                    Exempt-Facility, AMT, Series A:
                       NR*      NR*        3,700      7.50% due 1/01/2014                                                      3,669
                       NR*      NR*        1,000      7.55% due 1/01/2019                                                        996
                                                    Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                    First Tier, Sub-Series C:
                       NR*      Ba1        5,500      6.25%** due 8/15/2027                                                      443
                       NR*      Ba1        9,000      6.25%** due 8/15/2035                                                      331
                                                    Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                    Capital Appreciation:
                       NR*      Ba1        6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2032                            300
                       BBB-     NR*       48,400      Senior Series B, 5.95%** due 8/15/2032                                   3,789
                       BBB-     NR*       48,400    Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                    Senior Series B, 5.95%** due 8/15/2031                                     4,129
------------------------------------------------------------------------------------------------------------------------------------
Washington--1.5%       NR*      NR*        2,900    Port Seattle, Washington, Special Facilities Revenue Bonds
                                                    (Northwest Airlines Project), AMT, 7.25% due 4/01/2030                     2,128
                       A        A1         1,550    Tobacco Settlement Authority, Washington, Tobacco Settlement Revenue
                                                    Bonds, 6.625% due 6/01/2032                                                1,533
------------------------------------------------------------------------------------------------------------------------------------
West Virginia--0.4%    B+       Ba3        1,320    Princeton, West Virginia, Hospital Revenue Refunding Bonds (Community
                                                    Hospital Association Inc. Project), 6% due 5/01/2019                       1,054
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin--1.3%                                     Wisconsin State Health and Educational Facilities Authority Revenue
                                                    Bonds, Series A:
                       NR*      NR*        1,175      (New Castle Place Project), 7% due 12/01/2031                            1,152
                       NR*      NR*        2,000      (Oakwood Village Project), 7.625% due 8/15/2030                          2,046
------------------------------------------------------------------------------------------------------------------------------------
Wyoming--1.0%          BB+      Ba3        2,500    Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC
                                                    Corporation Project), AMT, Series A, 7% due 6/01/2024                      2,305
------------------------------------------------------------------------------------------------------------------------------------
Virgin Islands--1.2%   BBB-     Baa3       3,000    Virgin Islands Government Refinery Facilities Revenue Bonds (Hovensa
                                                    Coker Project), AMT, 6.50% due 7/01/2021                                   3,009
------------------------------------------------------------------------------------------------------------------------------------
                                                    Total Municipal Bonds (Cost--$269,332)--97.9%                            237,271
------------------------------------------------------------------------------------------------------------------------------------
                                          Shares
                                           Held     Common Stock
------------------------------------------------------------------------------------------------------------------------------------
                                             329    Horizon Natural Resources Co. (d)                                              3
------------------------------------------------------------------------------------------------------------------------------------
                                                    Total Common Stock (Cost--$3,614)--0.0%                                        3
------------------------------------------------------------------------------------------------------------------------------------
                       Total Investments (Cost--$272,946)--97.9%                                                             237,274
                       Other Assets Less Liabilities--2.1%                                                                     5,130
                                                                                                                            --------
                       Net Assets--100.0%                                                                                   $242,404
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Non-income producing security.
(c)   Prerefunded.
(d) Represents entitlement received from a bankruptcy exchange for Peninsula Ports, 6.90% due 5/22/2022.
 *    Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

      See Notes to Financial Statements.


                                    10 & 11

                                        MuniAssets Fund, Inc., November 30, 2002

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of November 30, 2002
----------------------------------------------------------------------------------------------------------------------
Assets:         Investments, at value (identified cost--$272,945,711) ................                   $ 237,274,376
                Cash .................................................................                          36,565
                Receivables:
                  Interest ...........................................................   $  4,672,026
                  Securities sold ....................................................        770,000        5,442,026
                                                                                         ------------
                Prepaid expenses and other assets ....................................                          84,721
                                                                                                         -------------
                Total assets .........................................................                     242,837,688
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
Liabilities:    Payables:
                  Dividends to shareholders ..........................................        269,629
                  Investment adviser .................................................        102,416          372,045
                                                                                         ------------
                Accrued expenses .....................................................                          61,643
                                                                                                         -------------
                Total liabilities ....................................................                         433,688
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------
Net Assets:     Net assets ...........................................................                   $ 242,404,000
                                                                                                         =============
----------------------------------------------------------------------------------------------------------------------
Capital:        Common Stock, par value $.10 per share; 200,000,000 shares authorized;
                20,333,910 shares issued and outstanding .............................                   $   2,033,391
                Paid-in capital in excess of par .....................................                     297,436,650
                Undistributed investment income--net .................................   $  2,171,508
                Accumulated realized capital losses on investments--net ..............    (23,566,214)
                Unrealized depreciation on investments--net ..........................    (35,671,335)
                                                                                         ------------
                Total accumulated losses--net ........................................                     (57,066,041)
                                                                                                         -------------
                Total capital--Equivalent to $11.92 net asset value per share of
                Common Stock (market price--$11.55) ..................................                   $ 242,404,000
                                                                                                         =============
----------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Six Months Ended November 30, 2002
--------------------------------------------------------------------------------------------------------------
Investment               Interest .............................................                  $  9,213,375
Income:                  Dividends ............................................                            23
                                                                                                 ------------
                         Total Income .........................................                     9,213,398
                                                                                                 ------------
--------------------------------------------------------------------------------------------------------------
Expenses:                Investment advisory fees .............................    $ 684,888
                         Professional fees ....................................       92,970
                         Accounting services ..................................       42,203
                         Transfer agent fees ..................................       19,227
                         Directors' fees and expenses .........................       17,617
                         Printing and shareholder reports .....................       17,603
                         Pricing fees .........................................        8,058
                         Custodian fees .......................................        6,976
                         Listing fees .........................................        3,285
                         Other ................................................        1,738
                                                                                   ---------
                         Total expenses before reimbursement ..................      894,565
                         Reimbursement of expenses ............................           (4)
                                                                                   ---------
                         Total expenses after reimbursement ...................                       894,561
                                                                                                 ------------
                         Investment income--net ...............................                     8,318,837
                                                                                                 ------------
--------------------------------------------------------------------------------------------------------------
Realized &               Realized gain on investments--net ....................                     2,110,796
Unrealized Gain (Loss)   Change in unrealized depreciation on investments--net                    (15,269,923)
On Investments -- Net:                                                                           ------------
                         Total realized and unrealized loss on investments--net                   (13,159,127)
                                                                                                 ------------
                         Net Decrease in Net Assets Resulting from Operations .                  $ (4,840,290)
                                                                                                 ============
--------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.


                                    12 & 13

                                        MuniAssets Fund, Inc., November 30, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Six         For the
                                                                                              Months Ended       Year Ended
                                                                                              November 30,         May 31,
                     Increase (Decrease) in Net Assets:                                           2002               2002
----------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .............................................    $   8,318,837     $  12,477,375
                     Realized gain (loss) on investments--net ...........................        2,110,796        (9,698,526)
                     Change in unrealized depreciation on investments--net ..............      (15,269,923)        2,834,098
                                                                                             -------------     -------------
                     Net increase (decrease) in net assets resulting from operations ....       (4,840,290)        5,612,947
                                                                                             -------------     -------------
----------------------------------------------------------------------------------------------------------------------------
Dividends to         Dividends to shareholders from investment income--net ..............       (7,905,417)      (11,774,839)
Shareholders:                                                                                -------------     -------------

----------------------------------------------------------------------------------------------------------------------------
Common Stock         Proceeds from issuance of Common Stock resulting from reorganization               --       125,685,331
Transactions:        Value of shares issued to Common Stock shareholders in reinvestment
                     of dividends .......................................................               --           177,783
                                                                                             -------------     -------------
                     Net increase in net assets derived from capital share transaction ..               --       125,863,114
                                                                                             -------------     -------------
----------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets ............................      (12,745,707)      119,701,222
                     Beginning of period ................................................      255,149,707       135,448,485
                                                                                             -------------     -------------
                     End of period* .....................................................    $ 242,404,000     $ 255,149,707
                                                                                             =============     =============
----------------------------------------------------------------------------------------------------------------------------
                   * Undistributed investment income--net ...............................    $   2,171,508     $   1,758,088
                                                                                             =============     =============
----------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have     For the
                   been derived from information provided in       Six Months
                   the financial statements.                         Ended                  For the Year Ended May 31,
                                                                    Nov. 30,     --------------------------------------------------
                   Increase (Decrease) in Net Asset Value:            2002          2002         2001         2000           1999
-----------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period .......    $   12.55     $   12.96    $   12.76    $   14.46      $   14.77
Operating                                                          ---------     ---------    ---------    ---------      ---------
Performance:         Investment income--net ...................          .41++         .79          .83          .80            .83
                     Realized and unrealized gain (loss) on
                     investments--net .........................         (.65)         (.41)         .19        (1.69)          (.32)
                                                                   ---------     ---------    ---------    ---------      ---------
                   Total from investment operations ...........         (.24)          .38         1.02         (.89)           .51
                                                                   ---------     ---------    ---------    ---------      ---------
                   Less dividends from investment income--net .         (.39)         (.79)        (.82)        (.81)          (.82)
                                                                   ---------     ---------    ---------    ---------      ---------
                   Net asset value, end of period .............    $   11.92     $   12.55    $   12.96    $   12.76      $   14.46
                                                                   =========     =========    =========    =========      =========
                   Market price per share, end of period ......    $   11.55     $   11.66    $   13.00    $ 11.1875      $   13.00
                                                                   =========     =========    =========    =========      =========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .........       (1.87%)+       3.30%        8.58%       (5.45%)         3.74%
Return:**                                                          =========     =========    =========    =========      =========
                   Based on market price per share ............        2.34%+       (4.32%)      24.22%       (7.79%)          .19%
                                                                   =========     =========    =========    =========      =========
-----------------------------------------------------------------------------------------------------------------------------------
Average            Expenses, net of reimbursement and excluding
Net Assets:        reorganization expenses ....................         .72%*         .74%         .76%         .74%           .72%
                                                                   =========     =========    =========    =========      =========
                   Expenses, excluding reorganization expenses          .72%*         .74%         .76%         .74%           .72%
                                                                   =========     =========    =========    =========      =========
                   Expenses ...................................         .72%*         .83%         .76%         .74%           .72%
                                                                   =========     =========    =========    =========      =========
                   Investment income--net .....................        6.67%*        6.16%        6.44%        5.96%          5.66%
                                                                   =========     =========    =========    =========      =========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) ...    $ 242,404     $ 255,150    $ 135,448    $ 133,065      $ 150,883
Data:                                                              =========     =========    =========    =========      =========
                   Portfolio turnover .........................       13.30%        20.07%       17.11%       32.38%         40.57%
                                                                   =========     =========    =========    =========      =========
-----------------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
 +    Aggregate total investment return.
++    Based on average shares outstanding.

      See Notes to Financial Statements.


                                    14 & 15

                                        MuniAssets Fund, Inc., November 30, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments - Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments - The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts - The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options - The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income - Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions - Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..55% based upon the average weekly value of the Fund's net assets. For the six months ended November 30, 2002, FAM reimbursed the Fund in the amount of $4.

For the six months ended November 30, 2002, the Fund reimbursed FAM $2,787 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2002 were $32,528,035 and $33,087,991, respectively.

Net realized gains for the six months ended November 30, 2002 and net unrealized losses as of November 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                                Realized             Unrealized
                                                  Gains                Losses
--------------------------------------------------------------------------------
Long-term investments ...............         $  2,110,796         $(35,671,335)
                                              ------------         ------------
Total ...............................         $  2,110,796         $(35,671,335)
                                              ============         ============
--------------------------------------------------------------------------------

As of November 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $35,558,298, of which $7,792,184 related to appreciated securities and $43,290,270 related to depreciated securities. The aggregate cost of investments at November 30, 2002 for Federal income tax purposes was $272,772,462.

4. Common Stock Transactions:

At November 30, 2002, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. Shares issued and outstanding during the six months ended November 30, 2002 remained constant and during the year ended May 31, 2002 increased by 9,866,013 as a result of reorganization and 13,538 as a result of dividend reinvestment.

5. Capital Loss Carryforward:

On May 31, 2002, the Fund had a net capital loss carryforward of $15,707,622, of which $1,047,086 expires in 2004; $2,052,069 expires in 2007; $6,860,553 expires in 2008; $3,487,083 expires in 2009 and $2,260,831 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On December 3, 2002, a tax-exempt income dividend of $.065000 was declared. The dividend was paid on December 30, 2002 to shareholders of record on December 13, 2002.


                                    16 & 17

                                        MuniAssets Fund, Inc., November 30, 2002

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Stephen M. Benham, Secretary

--------------------------------------------------------------------------------
Effective January 1, 2003, Melvin R. Seiden, Director of MuniAssets Fund, Inc., retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street, 22W
New York, NY 10286

NYSE Symbol

MUA


                                    18 & 19

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

MuniAssets Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniAssets Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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